UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2020

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	83-1887078
(State or other jurisdiction of incorporation)	(SEC File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660 Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 980-8524

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On January 18, 2020, CytoDyn Inc., a Delaware corporation (the “Company”), announced the appointment of Alan P. Timmins to its board of directors (the “Board”), effective immediately.

In connection with Mr. Timmins’ appointment as a director, on January 18, 2020, the Company granted Mr. Timmins a non-qualified stock option to purchase up to 36,986 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), representing a pro rata portion of the annual option grant received by each director. The option has an exercise price of $1.05 per share, which was the closing sale price of the Company’s Common Stock on the trading day prior to the grant date, and a ten-year term. The option will vest on March 1, 2020 with respect to 11,986 shares of Common Stock and on June 1, 2020 with respect to 25,000 shares of Common Stock.

No arrangement or understanding exists between Mr. Timmins and any other person pursuant to which Mr. Timmins was appointed as a director. Mr. Timmins will be compensated for his services consistent with the Company’s compensation policies for nonemployee directors. The Company’s Board appointed Mr. Timmins to serve as the Chair of the Audit Committee and a member of the Nominating and Corporate Governance Committee.

Resignation of Director

On January 15, 2020, Michael A. Klump resigned as a member of the Board, effective immediately. Mr. Klump’s resignation is not related to any known disagreement with the Company on any matters relating to its operations, policies or practices.

Item 7.01.	Regulation FD Disclosure

On January 21, 2020, the Company issued a press release relating to the information set forth above, a copy of which is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit No.	Description

99.1	Press Release dated January 21, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CytoDyn Inc.

January 21, 2020	By:	/s/ Craig S. Eastwood
	Name:	Craig S. Eastwood
	Title:	Chief Financial Officer